                                2,000,000 SHARES

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

                   SERIES A CUMULATIVE CONVERTIBLE REDEEMABLE
                    PREFERRED SHARES OF BENEFICIAL INTEREST
                  (LIQUIDATION PREFERENCE VALUE $25 PER SHARE)



                             UNDERWRITING AGREEMENT



                                                                OCTOBER 23, 1996

SUTRO & CO. INCORPORATED
BT SECURITIES CORPORATION
TUCKER ANTHONY INCORPORATED
As Representatives of Several Underwriters
c/o Sutro & Co. Incorporated
201 California Street
San Francisco, California  94111


Dear Sirs:

             1. INTRODUCTION. FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, an Ohio business trust (the "Trust"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), for which Sutro & Co. Incorporated, BT Securities Corporation and Tucker Anthony Incorporated are acting as representatives (the "Representatives"), 2,000,000 Series A Cumulative Convertible Redeemable Preferred Shares of Beneficial Interest, $25 liquidation preference value per share (the "Preferred Shares"). The Trust also proposes to issue to the several Underwriters an aggregate of not more than 300,000 additional Preferred Shares (the "Additional Preferred Shares"), if requested by the Underwriters in accordance with Section 9 hereof.

             The Trust hereby agrees with the Underwriters as follows:

             2.   REPRESENTATIONS AND WARRANTIES.

                  (a) The Trust represents, warrants and agrees with each of the Underwriters that:

                              (i)     A registration statement on Form S-3
             (File No. 333-00953) under the Securities Act of 1933, as amended (the "Act"), with respect to preferred shares of beneficial interest of the Trust (as well as other securities of the Trust), including a prospectus, has been prepared by the Trust in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations"). Such registration statement has been filed with the Commission under the Act, and one amendment to such registration statement has also been so filed. After the execution of this Agreement, the Trust shall file with the Commission in accordance with Rule 424 of the Rules and Regulations, a prospectus in the form most recently filed with the

             Commission, with such amendments and supplements in relation to the Preferred Shares. Such prospectus (as amended and supplemented) shall have been provided to and approved by the Representatives. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and to documents incorporated therein by reference; the term "Prospectus" means the prospectus contained in such registration statement as it may be amended in accordance with Rule 424 of the Rules and Regulations, but excluding the Prospectus Supplement as defined below; the term "Prospectus Supplement" means the prospectus supplement relating to the offer of the Preferred Shares, but excluding the Prospectus, filed with the Commission pursuant to Rule 424(b) under the Rules and Regulations; and the term "Preliminary Prospectus Supplement" means the preliminary prospectus supplement subject to completion relating to the offer of the Preferred Shares and filed pursuant to Rule 424 of the Rules and Regulations. References herein to any document or other information incorporated by reference in the Registration Statement shall include documents or other information incorporated by reference in the Prospectus. Reference made herein to the Prospectus shall be deemed to include all documents and information incorporated by reference therein and shall be deemed to refer to and include any documents and information filed after the date of such Prospectus and so incorporated by reference, under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                              (ii) The Commission has not issued any order preventing or suspending the use of any Prospectus, or Preliminary Prospectus Supplement or the Registration Statement and has not instituted or threatened to institute any proceedings with respect to such an order. When any Preliminary Prospectus Supplement was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement was declared effective, it (A) complied in all material respects with the requirements of the Act and the Rules and Regulations and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus and Prospectus Supplement are filed with the Commission pursuant to Rule 424(b) and at all times subsequent thereto up to and including the Closing Date (as defined in Section 3 hereof) and the Option Closing Date (as defined in Section 9 hereof), the Prospectus and the Prospectus Supplement (A) will comply in all material respects with the requirements of the Act and the Rules and Regulations and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) shall not apply to statements or omissions made in any Preliminary Prospectus Supplement, the Registration Statement or any amendment thereto, the Prospectus or any amendment thereto or the Prospectus Supplement or any amendment thereto in reliance upon, and in conformity with, information furnished in writing to the Trust by or on behalf of the Underwriters through any Representative expressly for use therein. The documents which are incorporated by reference in the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Rules and Regulations or the Exchange Act and the rules and regulations thereunder, as applicable, and did not, when such documents became effective or were so filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable.

                              (iii) The Trust (A) is a duly organized and validly existing business trust in good standing under the laws of Ohio, with full power and authority to own or lease its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Prospectus Supplement; and (B) is duly qualified to do business as a foreign business trust and is in good standing in each jurisdiction (x) in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify has not had and will not have a Material Adverse Effect (as hereinafter defined)). The Trust has an affiliated Management Company, First Union Management, Inc. ("Management"), and the shares of Management are held in trust for the benefit of the holders of shares of beneficial interest, $1.00 par value per share, of the Trust. Management (A) is a duly incorporated and validly existing corporation under the laws of Delaware, with full power and authority to own or lease its properties or to conduct its business as described in the Registration Statement and the Prospectus Supplement, and (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify has not had and will not have a Material Adverse Effect). "Material Adverse Effect" means, when used in connection with the Trust or Management, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Trust and Management taken as a whole.

                              (iv) The Trust has the duly authorized and validly outstanding capitalization set forth under the caption "Capitalization" in the Prospectus Supplement and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date (as hereinafter defined), based on the assumptions set forth therein. The Preferred Shares of the Trust conform to the descriptions thereof contained in the Prospectus and the Prospectus Supplement. Except as created hereby pursuant to Section 9 of this Agreement, or referred to or included in the Prospectus or Prospectus Supplement, there are no outstanding options, warrants, rights or other arrangements requiring the Trust or Management at any time to issue any capital stock. No holders of outstanding shares of capital stock of the Trust are entitled as such to any preemptive or other rights to subscribe for any of the Preferred Shares and neither the filing of the Registration Statement nor the offering or sale of the Preferred Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to, the registration of any securities of the Trust. On the Closing Date or the Option Closing Date (as the case may be), after payment therefor in accordance with the terms of this Agreement, good and marketable title to the Preferred Shares, fully paid, and except as set forth under the Caption "Shareholder Liability" in the Prospectus, non-assessable, will pass to the Underwriters on the Closing Date or the Option Closing Date (as the case may be) free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever.
             All outstanding shares of capital stock of Management have been duly authorized and validly issued, are fully paid and nonassessable and are free and clear of any lien,

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             encumbrance, security interest, claim or other restriction whatsoever. The Trust has received, subject to notice of issuance, approval to have the Preferred Shares listed on The New York Stock Exchange and the Trust knows of no reason or set of facts which is likely to adversely affect such approval.

                              (v) The combined financial statements and the related notes and schedules thereto included in the Registration Statement or incorporated therein by reference and the Prospectus fairly present the combined financial condition, results of operations, shareholders' equity and cash flows of the Trust and Management at the dates and for the periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and such financial statements as are audited have been examined by Arthur Andersen LLP, who are independent public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. The selected financial information and statistical data set forth under the caption "Selected Financial Data" in the Prospectus Supplement have been prepared on a basis consistent with the combined financial statements of the Trust and Management.

                              (vi) The Trust and Management each has filed all necessary federal, state and local income, franchise and other material tax returns and each has paid or, if not due on the date hereof, intends to pay all taxes shown as due thereunder. The Trust and Management each has no knowledge of any tax deficiency which might be assessed against the Trust or Management which, if so assessed, may have a Material Adverse Effect.

                              (vii) The Trust and Management each maintains insurance of the types and in amounts which each reasonably believes to be adequate for its business in such amounts and with such deductibles as is customary for companies in the same or similar business, all of which insurance is in full force and effect.

                              (viii) Except as disclosed in the Prospectus and the Prospectus Supplement, there is no pending action, suit, proceeding or investigation or threatened action, suit, proceeding or investigation before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which (A) questions the validity of the capital stock of the Trust or this Agreement or of any action taken or to be taken by the Trust pursuant to or in connection with this Agreement, (B) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement or incorporated therein by reference are accurately summarized in all material respects), or (C) will have a Material Adverse Effect.

                              (ix) The Trust has full legal right, power and authority to enter into this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Trust and, assuming it is a binding agreement of yours, constitutes a legal, valid and binding agreement of the Trust enforceable against the Trust in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws), and none of the Trust's execution or delivery of this Agreement, its performance hereunder, its consummation of the transactions contemplated herein, its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus Supplement or the conduct of its business as described in the Prospectus and the Prospectus Supplement, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or the termination of any right under, or result in the creation or imposition of any lien, charge, or encumbrance upon, any property or assets of the Trust or Management pursuant to the terms of (A) the Declaration of Trust or By-Laws, each as amended, of the Trust or Articles of Incorporation or By-Laws of Management, (B) any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or instrument to which the Trust or Management is a party or by which their respective properties may be bound or to which any of their respective properties are or may be subject or (C) any statute, judgment, decree, order, rule or regulation applicable to the Trust or Management of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Trust or Management or any of their respective activities or properties.

                              (x)     All executed agreements or copies of
             executed agreements filed or incorporated by reference as exhibits to the Registration Statement to which the Trust or Management is a party or by which the Trust is or Management may be bound or to which any of their respective assets, properties or businesses are or may be subject have been duly and validly authorized, executed and delivered by the Trust or Management and constitute the legal, valid and binding agreements of the Trust or Management, as the case may be, enforceable against each in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors' rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The descriptions in the Registration Statement or incorporated therein by reference of contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by the Act and the Rules and Regulations, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required or incorporated therein by reference, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

                              (xi) Subsequent to the most recent date as of which information is given in the Prospectus Supplement up to and including the Closing Date, and except as included or contemplated therein, neither the Trust nor Management has, other than in the ordinary course of its business, (i) incurred any material liabilities or obligations, direct or contingent, (ii) purchased any material amount of its outstanding capital stock, (iii) paid or declared any dividends or other distributions on its capital stock other than the Trust's regular quarterly dividend or (iv) entered into any material transactions. Subsequent to the most recent date as of which information is given in the Prospectus Supplement and except as contemplated therein, there has been no material change in capital stock or debt or any material adverse change in the business, properties, assets, net worth, condition (financial or other), or results of operations or prospects of the Trust and Management taken as a whole. Neither the Trust nor Management is in breach or violation of, or in default under, any term or provision of (A) the Trust's Declaration of Trust or By-Laws, each as amended, (B) Management's Articles of Incorporation or By-Laws, (C) any material indenture, evidence of indebtedness, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or instrument to which either the Trust or Management is a party or by which either the Trust or Management is or may be bound or to which any of the respective properties of either the Trust or Management are or may be subject, or (D) any statute, judgment, decree, order, rule or regulation applicable to the Trust or Management or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Trust or Management or any of their respective activities or properties, the effect of which breach or violation of, or default under, as applicable, singly or in the aggregate, will have a Material Adverse Effect.

                              (xii) No labor disturbance by the employees of the Trust or Management exists or, to the best of Trust's and Management's knowledge, is imminent which will have a Material Adverse Effect.

                              (xiii) Since its inception, the Trust has not incurred any material liability arising under or as a result of the application of the provisions of the Act, which would adversely affect the consummation of the transactions contemplated hereby.

                              (xiv) No consent, approval, authorization or order of or filing with any court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, is required for the performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act, the Rules and Regulations, the Exchange Act or the rules and regulations thereunder or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Preferred Shares.

                              (xv) There are no contracts, agreements or understandings between the Trust and any person granting such person the right to require the Trust to file a registration statement under the Act with respect to any securities of the Trust owned or to be owned by such person or to require the Trust to include such securities under the Registration Statement (other than those disclosed in the Prospectus Supplement or Prospectus) that have not been waived with respect to the Registration Statement.

                              (xvi)   Neither the Trust nor any of its
             officers, directors or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Trust, or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Trust, to facilitate, in each case, the sale or resale of the Preferred Shares.

                              (xvii) The Trust and Management each has good and marketable title to, or valid and enforceable leasehold interests in, all properties and assets owned or leased by it, free and clear of all liens, encumbrances, security interests, claims, restrictions, equities, claims and defects, except (A) such as are described in the Registration Statement, Prospectus and Prospectus Supplement or such as do not materially adversely affect the value of any of such properties or assets taken as a whole and do not materially interfere with the use made and proposed to be made of any of such properties or assets, and (B) liens for taxes not yet due and payable as to which appropriate reserves have been established and reflected in the financial statements included or incorporated by reference in the Registration Statement. The Trust owns or leases all such properties as are necessary to its operations as now conducted, and as proposed to be conducted as set forth in the Registration Statement, Prospectus and Prospectus Supplement; and the properties and business of the Trust and Management conform in all material respects to the descriptions thereof contained in the Registration Statement, the Prospectus and the Prospectus Supplement. All the material leases and subleases of the Trust and Management, and under which the Trust or Management holds properties or assets as lessee or sublessee, constitute valid leasehold interests of the Trust or Management free and clear of any lien, encumbrance, security interest, restriction, equity, claim or defect, are in full force and effect, and neither the Trust nor Management is in default in respect of any of the material terms or provisions of any such material leases or subleases, and neither the Trust nor Management has notice of any claim which has been asserted by anyone adverse to the Trust's or Management's rights as lessee or sublessee under either the material lease or sublease, or affecting or questioning the Trust's or Management's right to the continued possession of the leased or subleased premises under any such material lease or sublease, which may have a Material Adverse Effect.

                              (xviii) Neither the Trust nor Management has
             violated any applicable environmental, safety, health or similar law applicable to the business of the Trust, nor any federal or state law relating to discrimination in the hiring, promotion, or pay of employees, nor any applicable federal or state wages and hours law, nor any provisions of ERISA or the rules and regulations promulgated thereunder, the consequences of which violation will have a Material Adverse Effect.

                              (xix) The Trust and Management each holds all franchises, licenses, permits, approvals, certificates and other authorizations from federal, state and other governmental or regulatory authorities necessary to the ownership, leasing and operation of their respective properties or required for the present conduct of the business, and such franchises, licenses, permits, approvals, certificates and governmental authorizations are in full force and effect and the Trust and Management each is in compliance therewith in all material respects except where the failure so to hold, obtain, maintain or comply with would not have a Material Adverse Effect.

                              (xx) Management is not currently prohibited, directly or indirectly from repaying to the Trust any loans or advances to Management from the Trust, except as described in or contemplated by the Prospectus Supplement or Prospectus.

                              (xxi) The Trust meets the requirements for use of Form S-3 under the Rules and Regulations.

                              (xxii) The Trust is qualified as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and will be so qualified immediately after consummation of the transactions contemplated by the Registration Statement.

             3. PURCHASE, SALE AND DELIVERY OF THE PREFERRED SHARES. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Trust at a purchase price of $23.875 per share, the number of Preferred Shares set forth opposite the name of such Underwriter in Column (1) of Schedule I hereto.

             Delivery of certificates, and payment of the purchase price, for the Preferred Shares shall be made at the offices of Squire, Sanders & Dempsey L.L.P., or such other location as shall be agreed upon by the Trust and the Representatives. Such delivery and payment shall be made at 10:00 a.m., New York City time, on October 29, 1996 or at such other time and date not more than ten business days thereafter as shall be agreed upon by the Representatives and the Trust. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the certificates for the Preferred Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price for the Preferred Shares by wire transfer of same day funds. The certificates for the Preferred Shares to be so delivered will be in definitive, fully registered form, will bear no restrictive legends, other than those relating to restrictions described in the Prospectus and Prospectus Supplement, and will be in such denominations and registered in such names as the Representatives shall request, not less than one full business day prior to the Closing Date. The certificates for the Preferred Shares will be made available to the Representatives at such office or such other place as the Representatives may designate for inspection, checking and packaging not later than 11:00 a.m., New York time on the business day prior to the Closing Date.

             4. PUBLIC OFFERING OF THE PREFERRED SHARES. It is understood that the Underwriters propose to make a public offering of the Preferred Shares at the price and upon the other terms set forth in the Prospectus Supplement.

             5.   COVENANTS OF THE TRUST.

                  (a) The Trust covenants and agrees with each of the Underwriters that:

                              (i)     If required, the Trust will file the
             Prospectus and Prospectus Supplement and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Rules and Regulations. During any time when a prospectus relating to the Preferred Shares is required to be delivered under the Act, the Trust (A) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Preferred Shares in accordance with the provisions hereof and of the Prospectus and Prospectus Supplement, as then amended or supplemented, and (B) will not file with the Commission the Prospectus or the Prospectus Supplement, any amendment or supplement to the Prospectus or Prospectus Supplement or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which filing the Representative shall not have given its consent, which may be given by counsel to the Underwriters.

                              (ii)    As soon as the Trust is advised or
             obtains knowledge thereof, on or subsequent to the date hereof, the Trust will advise the Representatives (A) of any request made by the Commission for amending the Registration Statement, for supplementing any Preliminary Prospectus Supplement, the Prospectus or Prospectus Supplement or for additional information, or (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus Supplement, the Prospectus or Prospectus Supplement or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain the lifting thereof as soon as reasonably possible.

                              (iii) The Trust will (A) use its best efforts to arrange for the qualification (whether through exemptions, notice, filings, registrations or otherwise) of the Preferred Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may designate with such notice as to reasonably enable the Trust to make such arrangements, (B) continue such qualifications in effect for as long as may be necessary to complete the distribution of the Preferred Shares, and (C) make such applications, file such documents and furnish such information as may be required for the purposes set forth in clauses (A) and (B); provided, however, that the Trust shall not be required to qualify as a foreign business trust or file a general or unlimited consent to service of process in any such jurisdiction.

                              (iv)    The Trust consents to the use of the
             Prospectus and Prospectus Supplement (and any amendment or supplement thereto) by the Underwriters and all dealers to whom the Preferred Shares may be sold, in connection with the offering or sale of the Preferred Shares and for such period of time thereafter as the Prospectus and Prospectus Supplement are required by law to be delivered in connection therewith. If, at any time when a Prospectus and Prospectus Supplement relating to the Preferred Shares are required to be delivered under the Act, any event occurs as a result of which the Prospectus or Prospectus Supplement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus or Prospectus Supplement to comply with the Act or the Rules and Regulations, the Trust promptly will so notify the Representatives and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus or Prospectus Supplement which will correct such statement or omission or effect such compliance, each such amendment or supplement to be reasonably satisfactory to counsel to the Underwriters.

                              (v) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Trust during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Trust's fiscal year), the Trust will make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of
             Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

                              (vi) The Trust will maintain a transfer agent and, if necessary under the jurisdiction of formation of the Trust, a registrar (which may be the same entity as the transfer agent) for its Preferred Shares.

                              (vii)   Except as provided in the foregoing
             sentence, the Trust will furnish, without charge, to the Representatives or on the order of the Representatives at such place as the Representatives may designate, copies of the Preliminary Prospectus Supplement, the Registration Statement and any pre-effective or post-effective amendments thereto (two copies of which will be signed (or conformed) and will include all financial statements and exhibits), the Prospectus and Prospectus Supplement, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Representatives may reasonably request. Notwithstanding the foregoing, the Trust will not be required to send any of the foregoing documents to any purchasers of the Preferred Shares (other than the Underwriters or their affiliates) and the Underwriters will be solely responsible for any prospectus delivery requirements contained in the Act and the Rules and Regulations.

                              (viii)  The Trust will not, directly or
             indirectly, without the prior written consent of any of the Representatives, issue, offer, sell, grant any option to purchase or otherwise dispose (or announce any issuance, offer, sale, grant of any option to purchase or other disposition) of any Preferred Shares or any securities convertible into, or exchangeable or exercisable for, Preferred Shares for a period of 180 days after the date hereof, except pursuant to this Agreement, except for issuances pursuant to the exercise of stock options outstanding on or granted subsequent to the date hereof, pursuant to a stock option or other employee benefit plan in existence on the date hereof and except as contemplated by the Prospectus or the Prospectus Supplement.

                              (ix)    The Preferred Shares have been duly
             authorized for listing, subject to official notice of issuance, on The New York Stock Exchange.

                              (x)     Neither the Trust nor any of its
             officers, directors or affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which would in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Trust.

                              (xi) The Trust will apply the net proceeds of the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

                              (xii) For a period of three years from the date hereof, the Trust will timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act, and the rules and regulations thereunder, and all such reports, forms and documents filed will comply as to form and substance in all material respects with the applicable requirements under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder.

             6.   EXPENSES.   Regardless of whether the transactions
contemplated in this Agreement are consummated, and regardless of whether for any reason this Agreement is terminated, the Trust will pay, and hereby agrees to indemnify each Underwriter against, all fees and expenses incident to the performance of the obligations of the Trust under this Agreement, including, but not limited to, (i) fees and expenses of accountants and counsel for the Trust, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and shipping of copies of the Registration Statement and any pre-effective or post-effective amendments thereto, any Preliminary Prospectus Supplement, the Prospectus and the Prospectus Supplement and any amendments or supplements thereto, this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreement, Underwriters' Questionnaire, Underwriters' Power of Attorney, and all other documents in connection with the transactions contemplated herein, including the cost of all copies thereof, subject to the last sentence of Section 5(a)(vii), (iii) fees and expenses relating to qualification of the Preferred Shares under state securities or Blue Sky laws, including the cost of preparing and mailing the preliminary and final Blue Sky memoranda and filing fees and disbursements and reasonable fees of counsel and other related expenses, if any, in connection therewith, (iv) filing fees of the Commission relating to the Preferred Shares,

(v) any fees and expenses in connection with the listing of the Preferred Shares on The New York Stock Exchange, and (vi) costs and expenses incident to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Preferred Shares, including transfer agent's and registrar's fees and any applicable transfer taxes incurred in connection with the delivery to the Underwriters of the Preferred Shares to be sold by the Trust pursuant to this Agreement.

             7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligation of each Underwriter to purchase and pay for the Preferred Shares set forth opposite the name of such Underwriter in Schedule I is subject to the continuing accuracy of the representations and warranties of the Trust herein as of the date hereof and as of the Closing Date as if they had been made on and as of the Closing Date; the accuracy on and as of the Closing Date of the statements of officers of the Trust made pursuant to the provisions hereof; the performance by the Trust on and as of the Closing Date of its covenants and agreements hereunder; and the following additional conditions:

                  (a) The Registration Statement shall have been declared effective not later than 11:00 A.M., New York time, on the date hereof; if required, in the case of any changes in or amendments or supplements to the Prospectus in addition to those contemplated above, the Trust shall have filed such Prospectus as amended or supplemented with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Trust or the Representatives, shall be contemplated by the Commission; and the Trust shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

                  (b) The Representatives shall not have advised the Trust that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in such Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) On or prior to the Closing Date, the Representatives shall have received from counsel to the Underwriters, such opinion or opinions with respect to the issuance and sale of the Preferred Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives reasonably may request and such counsel shall have received such documents and other information as they reasonably request to enable them to pass upon such matters.

                  (d) On or prior to the Closing Date, the Representatives shall have received a certificate executed and delivered by the Chairman and the principal financial officer of the Trust and any vice president, dated the Closing Date, to the effect set forth below:

                              (i) The representations and warranties of the Trust contained in Section 2 hereof are true and correct as of the date of such certificate, and the Trust has complied with all the agreements and satisfied all conditions contained herein to be performed or satisfied at or prior to the Closing Date;

                              (ii)    No stop order suspending the
             effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers, are contemplated under the Act.

                  (e) On the Closing Date the Underwriters shall have received the opinion, dated the Closing Date, of Mayer, Brown & Platt, counsel to the Trust ("Trust Counsel"), to the effect set forth below (for all matters of Ohio law, Mayer, Brown & Platt will rely for those matters on the opinion of Paul F. Levin, Senior Vice President-General Counsel and Secretary of the Trust).

                              (i) The Trust has authorized capital stock as set forth in the Prospectus and Prospectus Supplement; the common shares of the Trust conform in all material respects to the description thereof contained in the Prospectus and Prospectus Supplement; the Preferred Shares, when issued by the Trust and paid for in accordance with the terms hereof, will be validly issued, fully paid and, except as set forth in the Prospectus under the heading "Description of Shares of Beneficial Interest - Shareholder Liability," nonassessable and will conform in all material respects to the description thereof contained in the Prospectus and Prospectus Supplement and will not be subject to any preemptive, subscription or other similar rights; and the Preferred Shares have been duly authorized for listing, subject to official notice of issuance, on The New York Stock Exchange;


                              (ii) The Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or are pending or are threatened or contemplated under the Act; the Registration Statement and each amendment thereto and the Prospectus and, if any, each amendment and supplement thereto (except for the financial statements, schedules and other financial data included therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                              (iii) No consent, approval, authorization or order of any court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, has been or is required for the Trust's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act and the Rules and Regulations, the Exchange Act and the rules and regulations thereunder or may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Preferred Shares; and

                              (iv) The Trust's existing legal organization and its method of operation, as described in the Prospectus and the Prospectus Supplement and as represented by the Trust, will enable the Trust to satisfy the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code").

             In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Trust and public officials.

             References to the Registration Statement and the Prospectus in this paragraph (c) and (e) shall include any amendment or supplement thereto at the date of such opinion.

             The opinion described in paragraph 7(e)(iv) may be based upon assumptions relating to the organization and operation of Management and of any partnerships in which the Trust will hold an interest, and may be conditioned upon representations made by the Trust as to factual matters relating to the Trust's and Management's organization and manner of operation. Such opinion may also be based upon the assumption that for all of its taxable years (or a portion thereof) prior to the date of the Prospectus Supplement, the Trust satisfied all the requirements necessary for qualification as a REIT under the Code, and the assumption that all organizational documents for the Trust and Management are complied with.

                  (f) On the Closing Date the Underwriters shall have received the opinion, dated as of the Closing Date, of Paul F. Levin, Senior Vice President-General Counsel and Secretary of the Trust, to the effect set forth below:

                              (i) The Trust (A) is a duly organized and validly existing business trust in good standing under the laws of Ohio with full power and authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus, and (B) is duly qualified to do business as a foreign business trust and is in good standing in each jurisdiction in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify has not and will not have a Material Adverse Effect);

                              (ii) Management (A) is a duly incorporated and validly existing corporation under the laws of Delaware, with full power and authority to own or lease its property and to conduct its business as described in the Registration Statement and the Prospectus, and (B) is duly qualified to do business as a foreign corporation and is in good standing in Delaware and in each jurisdiction in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify has not and will not have a Material Adverse Effect);

                              (iii)   The Trust has duly authorized the
             issuance and sale of the Preferred Shares to be sold by it hereunder, and when issued, the Preferred Shares shall be fully paid and, except as set forth under the caption "Shareholder Liability" in the Prospectus, non-assessable;

                              (iv) The descriptions contained and summarized in the Registration Statement and the Prospectus of contracts and other documents, are accurate and fairly represent in all material respects the information required to be shown by the Act and the Rules and Regulations; to the best knowledge of such counsel, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required by the Act and the Rules and Regulations; to the best knowledge of such counsel, there is not pending or threatened against the Trust any action, suit, proceeding or investigation before or by any court, regulatory body, or administrative agency or any other governmental agency or body, domestic or foreign, of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein;

                              (v) The Trust has full legal right, power, and authority to enter into this Agreement and to consummate the transactions provided for herein; this

             Agreement has been duly authorized, executed and delivered by the Trust; and this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Trust, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. None of the Trust's execution or delivery of this Agreement, its performance hereof, its consummation of the transactions contemplated herein or its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus Supplement, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any material lien, charge or encumbrance upon, any material property or assets of the Trust or Management (A) with respect to the Trust pursuant to the terms of the Declaration of Trust or By-Laws, each as amended, of the Trust and with respect to Management pursuant to the terms of the Articles of Incorporation or By-Laws of Management; (B) the terms of any material indenture, mortgage, deed or trust, voting trust agreement, shareholder's agreement, note agreement or other agreement or instrument known to such counsel after reasonable investigation to which the Trust or Management is a party or by which it or Management is or may be bound or to which any of their respective properties may be subject; (C) any statute, rule or regulation of any regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Trust or any of its activities or properties; (D) or any judgment, decree or order, known to such counsel, of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction;

                              (vi) To the best of such counsel's knowledge, the conduct of the businesses of the Trust and Management is not in violation of any federal, state or local statute, administrative regulation or other law, which violation is likely to have a Material Adverse Effect; and the Trust and Management each has obtained all material licenses, permits, franchises, certificates and other authorizations from state, federal and other regulatory authorities as are necessary or required for the ownership, leasing and operation of properties and the conduct of their respective businesses as presently conducted and as contemplated in the Prospectus and the Prospectus Supplement; and

                              (vii) The issued shares of capital stock of Management have been duly authorized and validly issued, are fully paid and nonassessable and are owned by a trust created pursuant to an amended and restated declaration of trust dated as of October 1, 1996 free and clear of any perfected security interest or, to the best knowledge of such counsel, any other liens, encumbrances, claims or security interests.

             In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Trust and public officials.

             References to the Registration Statement and the Prospectus in this paragraph (f) shall include any amendment or supplement thereto at the date of such opinion.

             In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Trust and with the Trust's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that either the Registration Statement as of the date it was declared effective and as of the Closing Date or the Prospectus as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

                  (g) On or prior to the Closing Date, counsel to the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require in order to evidence the accuracy, completeness or satisfaction of any of the representations or warranties of the Trust, or conditions herein contained.

                  (h) At the time that this Agreement is executed by the Trust, the Underwriters shall have received from Arthur Andersen LLP a letter as of the date this Agreement in form and substance which is customary for a transaction of this nature and which is reasonably satisfactory to the Representatives (the "Original Letter"), and on the Closing Date the Underwriters shall have received from such accounting firm a letter dated the Closing Date stating that, as of a specified date not earlier than five (5) days prior to the Closing Date, nothing has come to the attention of such firm to suggest that the statements made in the Original Letter are not true and correct.

                  (i) On the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial or accounting officer of the Trust to the effect that each of such persons has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

                              (i)     The representations and
             warranties of the Trust in this Agreement are true and correct, as if made on and as of the Closing Date, and the Trust has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date;

                              (ii)    No stop order suspending the
             effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of each of such persons are contemplated or threatened under the Act and any and all filings required by Rule 424 have been timely made;

                              (iii) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and neither the Registration Statement nor any amendment thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Prospectus (or any amendment thereto) or the Prospectus Supplement (or any amendment thereto) includes or included any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                              (iv) Subsequent to the most recent respective dates as of which information is given in the Registration Statement and the Prospectus Supplement up to and including the Closing Date, the Trust has not, other than in the ordinary course of its business or as included in or contemplated by the Prospectus Supplement or the Prospectus, (i) incurred any material liabilities or obligations, direct or contingent; (ii) paid or declared any dividends or other distributions on its capital stock other than its regular quarterly dividend; (iii) entered into any material transactions not in the ordinary course of business. Subsequent to the most recent respective dates as of which information is given in the Registration Statement and the Prospectus Supplement up to and including the Closing Date, other than in the ordinary course of business or as included in or contemplated by the Prospectus Supplement or the Prospectus, there has not been any material change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Trust or any material adverse change to the business properties, assets, net worth, condition (financial or other), results of operations or prospects of the Trust; the Trust has not sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation which is pending or threatened against the Trust which is required under the Act or the Rules and Regulations to be set forth in an amended or supplemented Prospectus which has not been set forth, and there has not occurred any event required to be set forth in an amended or supplemented Prospectus which has not been set forth, and there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder that upon such filing would be deemed incorporated by reference into the Prospectus that has not been filed.

                              References to the Registration Statement, the
             Prospectus and Prospectus Supplement in this paragraph (i) are to such documents as amended and supplemented at the date of the certificate.

                  (j) Subsequent to the most recent respective dates as of which information is given in the Registration Statement, the Prospectus and the Prospectus Supplement up to and including the Closing Date, there has not been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 7 or (ii) any change, or any development involving a prospective change, in the business or properties of the Trust which change or decrease in the case of clause (i) or change or development in the case of clause (ii) makes it impractical or inadvisable in the Representatives' judgment to proceed with the public offering or the delivery of the Preferred Shares as contemplated by the Prospectus Supplement.

                  (k) No order suspending the sale of the Preferred Shares in any jurisdiction designated by the Representatives pursuant to
Section 5(a)(iii)(A) hereof has been issued on or prior to the Closing Date and no proceedings for that purpose have been instituted or, to the Representatives' knowledge or that of the Trust, have been or are contemplated.

                  (l) The Trust shall have furnished the Underwriters with such further opinions, letters, certificates or documents as either the Representative or counsel for the Underwriters may reasonably request. All opinions, certificates, letters and documents to be furnished by the Trust will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and to counsel for the Underwriters. The Trust shall furnish the Underwriters with conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives may reasonably request. The certificates delivered under this Section 7 shall constitute representations, warranties and agreements of the Trust, as the case may be, as to all matters set forth therein as fully and effectively as if such matters had been set forth in
Section 2 of this Agreement.

                  (m) The Preferred Shares shall have been duly authorized for listing, subject to official notice of issuance, on The New York Stock Exchange.

             8.   INDEMNIFICATION.

                  (a) The Trust agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which such Underwriter or such controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus Supplement or the Prospectus Supplement, or any amendment or supplement thereto, or any Blue Sky application or other document executed by the Trust specifically for the purpose of qualifying, or based upon written information furnished by the Trust filed in any state or other jurisdiction in order to qualify, any or all of the Preferred Shares under the securities or Blue Sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse, as incurred, such Underwriter or such controlling persons for any legal or other expenses reasonably incurred by such Underwriter or such controlling persons in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Trust will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Trust by such Underwriter expressly for use therein, and provided, further, that such indemnity with respect to any Preliminary Prospectus Supplement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Preferred Shares which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus and Prospectus Supplement (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Preferred Shares to such person in any case where such delivery is required by the Act or the Rules and Regulations or (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus Supplement that was corrected in the Prospectus or Prospectus Supplement (as amended and supplemented), unless such failure resulted from non-compliance by the Trust with Section 5(a)(vii) hereof.

                  The indemnity agreement in this paragraph (a) shall be in addition to any liability which the Trust may otherwise have.

                  (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Trust, each of its trustees, each of its officers who has signed the

Registration Statement, each person, if any, who controls the Trust within the meaning of Section 15 of the Act or Section 20 or the Exchange Act against any and all losses, claims, damages or liabilities (and actions in respect thereof) to which the Trust or any such director, officer, or controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus Supplement, or any amendment or supplement thereto or in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by that Underwriter through any Representative to the Trust expressly for use therein; and will reimburse, as incurred, all legal or other expenses reasonably incurred by the Trust or any trustee, officer, controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The Trust acknowledges that the statements with respect to the public offering of the Preferred Shares set forth in paragraphs two and three under the heading "Underwriting" and the stabilization legend in the Prospectus Supplement have been furnished by the Underwriters to the Trust expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus. The indemnity agreement contained in this subsection (b) shall be in addition to any liability which the Underwriters may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) of this
Section 8 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (d)         If the indemnification provided for in this
Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Preferred Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. In any case where the Trust is a contributing party and an Underwriter is the indemnified party, the relative benefits received by the Trust on the one hand, and the Underwriter, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Preferred Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriter hereunder, in each case as set forth in the table on the cover page of the Prospectus Supplement. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Preferred Shares purchased by such Underwriter hereunder. The Underwriters' obligations to contribute pursuant to this paragraph (d) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph
(d), (i) each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each trustee of the Trust, each officer of the Trust who has signed the Registration Statement, and each person, if any, who controls the Trust within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Trust, subject in each case to this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than this paragraph (d) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

             9. RIGHT TO INCREASE OFFERING. At any time during a period of 30 days from the date of the Prospectus Supplement, the Underwriters, by no less than two business days' prior written notice may designate a closing (which may be concurrent with, and part of, the closing on the Closing Date with respect to the Preferred Shares or may be a second closing held on a date subsequent to the Closing Date, in either case such date shall be referred to herein as the "Option Closing Date") at which the Underwriters may purchase Additional Preferred Shares in accordance with the provisions of this Section 9 at the purchase price per share to be paid for the Preferred Shares. In no event shall the Option Closing Date be later than 10 business days or less than three business days after written notice of election to purchase Preferred Shares is given.

                  The Trust agrees to sell to the several Underwriters on the Option Closing Date the number of Additional Preferred Shares specified in such written notice and the Underwriters agree severally and not jointly, to purchase such Additional Preferred Shares on the Option Closing Date. Such Additional Preferred Shares shall be purchased for the account of each Underwriter in the same proportion as the number of Preferred Shares set forth opposite the name of such Underwriter in Column (1) of Schedule I and bears to the total number of Preferred Shares (subject to adjustment by the Representative to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Preferred Shares.

                  No Additional Preferred Shares shall be sold or delivered unless the Preferred Shares previously have been, or simultaneously are, sold and delivered. The right to purchase Additional Preferred Shares or any portion thereof may be surrendered and terminated at any time upon written notice by the Representative to the Trust but not subsequent to the time written notice was given to purchase Additional Preferred Shares.

                  Except to the extent modified by this Section 9, all provisions of this Agreement relating to the transactions contemplated to occur on the Closing Date for the sale of the Preferred Shares, including but not limited to the representations and warranties of the Trust, shall apply, MUTATIS MUTANDIS, to the Option Closing Date for the sale of the Preferred Shares.

             10. REPRESENTATIONS, ETC. TO SURVIVE DELIVERY. The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Trust and its officers and the Underwriters, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, and will survive delivery of and payment for the Preferred Shares for a period of three years after such delivery and payment. Any successors to the Underwriters shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

             11.  EFFECTIVE DATE AND TERMINATION.

                  (a) This Agreement shall become effective when executed by the Trust and the Representatives.

                  (b) This Agreement (except for the provisions of Sections 6 and 8 hereof) may be terminated by the Representatives by written notice to the Trust in the event that the Trust has failed to comply in any respect with any of the provisions of this Agreement required on the part of the Trust to be performed at or prior to the Closing Date, or if any of the representations or warranties of the Trust is not accurate in any respect or if the covenants, agreements or conditions of, or applicable to the Trust herein contained have not been complied with in any respect or satisfied within the time specified on the Closing Date, respectively, or if after the execution of this Agreement but prior to the Closing Date:

                              (i)     the Trust or Management shall have
             sustained a loss by strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Trust or Management taken as a whole regardless of whether or not such loss was insured;

                              (ii) trading in the common shares of the Trust shall have been suspended by the Commission or The New York Stock Exchange or trading in securities generally on the New York Stock Exchange or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on any such exchange;

                              (iii)   a banking moratorium shall have been
             declared by New York or United States authorities;

                              (iv)    there shall have been any material
             adverse change in the financial markets in the United States or an outbreak or escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States; or

                              (v) there shall have been a material adverse change in (A) general economic, political or financial conditions or (B) the present or prospective business or condition (financial or other) of the Trust or Management that, in each case, in the Representatives' judgment makes it impracticable or inadvisable to make or consummate the public offering, sale or delivery of the Trust's Preferred Shares on the terms and in the manner contemplated in the Prospectus, Prospectus Supplement and the Registration Statement.

                  (c) Termination of this Agreement under this Section 11 or Section 12 after the Preferred Shares have been purchased by the Underwriters hereunder shall be applicable only to the Additional Preferred Shares. Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

             12. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Preferred Shares agreed to be purchased by such Underwriter in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Preferred Shares agreed to be purchased by such Underwriter in accordance with the terms hereof, and the number of such Preferred Shares shall not exceed 10% of the Preferred Shares required to be purchased on the Closing Date, as the case may be, then, the non-defaulting Underwriters shall severally purchase and pay for (in addition to the number of such Preferred Shares which it has severally agreed to purchase hereunder) that proportion of the number of Preferred Shares which the defaulting Underwriter shall have so failed or refused to purchase on such Closing Date or Option Closing Date, as the case may be, which the number of Preferred Shares agreed to be purchased by such non-defaulting Underwriters bears to the aggregate number of Preferred Shares so agreed to be purchased by such non-defaulting Underwriter on such Closing Date or Option Closing Date, as the case may be. In such case, the non-defaulting Underwriter shall have the right to postpone the Closing Date, as the case may be, to a date not exceeding seven full business days after the date originally fixed as such Closing Date, as the case may be, pursuant to the terms hereof in order that any necessary changes in the Prospectus and Prospectus Supplement or any other documents or arrangements may be made.

             13. NOTICES. All communications hereunder shall be in writing and if mailed or delivered or telegraphed and confirmed by letter or telecopied and confirmed by letter:

             If to:                    Sutro & Co. Incorporated
                                       201 California Street
                                       San Francisco, California 94111
                                       Attention:  Syndicate Department

             If to:                    Tucker Anthony Incorporated
                                       1 Beacon Street
                                       Boston, Massachusetts  02108
                                       Attention:  Marc Menchel, General Counsel

             If to:                    BT Securities Corporation
                                       130 Liberty Street
                                       New York, New York 10006
                                       Attention:  High Yield Administration

             If to the Trust:          55 Public Square
                                       Suite 1900
                                       Cleveland, Ohio  44113-1937
                                       Attention:  Paul F. Levin, Esq.

             14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Trust and each Underwriter and the Trust's and each Underwriter's respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representations, warranties, indemnities and contribution agreements of the Trust contained in this Agreement shall also be for the benefit of any person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the trustees of the Trust, the officers of the Trust who have signed the Registration Statement, and any person or persons, if any, who control the Trust within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Preferred Shares from the Underwriters will be deemed a successor because of such purchase.

             15. LIABILITY OF BENEFICIARIES OF TRUST. Notwithstanding anything contained herein to the contrary, this Agreement is made and executed on behalf of First Union Real Equity and Mortgage Investments ("First Union"), a business trust organized under the laws of the State of Ohio, by its officer(s) on behalf of the trustees thereof, and none of the trustees or any additional or successor trustee hereafter appointed, or any beneficiary, officer, employee or agent of First Union shall have any liability in his personal or individual capacity, but instead, all parties shall look solely to the property and assets of First Union for satisfaction of claims of any nature arising under or in connection with this Agreement.

             16. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the choices of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 8 above and agrees to accept, either directly or through an agent, service of process of each such court.

             17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

             If the foregoing correctly sets forth our understanding, please indicate the Representatives' acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Underwriters and the Trust.

                                             Very truly yours,

                                             FIRST UNION REAL ESTATE EQUITY
                                             AND MORTGAGE INVESTMENTS

                                             By: /s/ James C. Mastandrea
                                                 ------------------------------
                                                 James C. Mastandrea, Chairman
                                                 President and Chief Executive
                                                   Officer
Accepted as of the date first above written:

SUTRO & CO. INCORPORATED


By: /s/ Scott Wendelin
   ---------------------------------
Title: Managing Director
      ------------------------------

TUCKER ANTHONY INCORPORATED


By: /s/ Kevin J. Dresner
   ---------------------------------
Title: Executive Vice President
      ------------------------------


BT SECURITIES CORPORATION


By: /s/ Authorized Officer
   ---------------------------------
Title: Authorized Officer
      ------------------------------


For themselves and as Representatives of the other Underwriters named in Schedule I hereto.

                                                                      SCHEDULE I

                                  UNDERWRITERS


                 Underwriting Agreement dated October 23, 1996



                                                               (1)                           (2)



                                                         Number of Preferred          Number of Additional
                                                            Shares to be               Preferred Shares to
                                                              Purchased                   be Purchased
                                                              ---------                   ------------

Name and Address
----------------
SUTRO & Co.
 Incorporated . . . . . . . . . . . . . . . . . .             568,000
Tucker Anthony Incorporated . . . . . . . . . . .             566,000
BT Securities Corporation . . . . . . . . . . . .             566,000
Robert W. Baird & Co. Incorporated  . . . . . . .              20,000
J.C. Bradford & Co. . . . . . . . . . . . . . . .              20,000
Crowell, Weedon & Co. . . . . . . . . . . . . . .              20,000
EVEREN Securities, Inc. . . . . . . . . . . . . .              20,000
Friedman, Billings, Ramsey
 & Co., Inc.  . . . . . . . . . . . . . . . . . .              20,000
First of Michigan Corporation . . . . . . . . . .              20,000
Morgan Keegan & Company, Inc. . . . . . . . . . .              20,000
Parker/Hunter Incorporated  . . . . . . . . . . .              20,000
Piper Jaffray Inc.  . . . . . . . . . . . . . . .              20,000
Principal Financial Services, Inc.  . . . . . . .              20,000
Rauscher Pierce Refsnes, Inc. . . . . . . . . . .              20,000
Roney & Co., LLC  . . . . . . . . . . . . . . . .              20,000
Starr Securities, Inc.  . . . . . . . . . . . . .              20,000
The Ohio Company  . . . . . . . . . . . . . . . .              20,000
Vector Securities International, Inc. . . . . . .              20,000


Total . . . . . . . . . . . . . . . . . . . . . .           2,000,000
                                                            =========